                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002
/s/  W.R.C. Blundell
----------------------------
Name:      W.R.C. Blundell
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002
/s/  Clarence J. Chandran
-----------------------------------
Name:      Clarence J. Chandran
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002
/s/  Martin Ebner
--------------------------
Name:      Martin Ebner
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002
/s/  John R. Evans
-----------------------------------
Name:      John R. Evans
Title:     Chairman of the Board

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002
/s/  Brian M. Levitt
------------------------------
Name:      Brian M. Levitt
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002

/s/  J. E. Newall
-----------------------
Name:      J.E. Newall
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002

/s/  Gerhard Schulmeyer
---------------------------------
Name:      Gerhard Schulmeyer
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002

/s/  Paul M. Tellier
-----------------------------
Name:      Paul M. Tellier
Title:     Director

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002

/s/  William H. Jairrels
-----------------------------------------------
Name:      William H. Jairrels
Title:     Authorized Representative in
           the United States of America

                                POWER OF ATTORNEY

                                   Alcan Inc.

The undersigned hereby constitutes each of Roy Millington, Pierre D. Chenard and David McAusland his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below: to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 or another relevant form and any registration statement to be filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Alcan Inc. to be offered to shareholders of Alcan Inc. pursuant to the Dividend Reinvestment Plan and the Share Purchase Plan, and any amendments thereto (including post-effective amendments, whether on Form S-3 or another relevant form, or supplements) or to any registration statements previously filed with the SEC in respect of the Dividend Reinvestment Plan and the Share Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                         Dated: 7 February, 2002

/s/  Gordon Becker
------------------------------------------
Name:      Gordon Becker
Title:     Authorized Representative in
           the United States of America